Exhibit 99.2
Phillips 66 Earnings Release Supplemental Data

CONSOLIDATED INCOME STATEMENT

	Millions of Dollars
	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues and Other Income
Sales and other operating revenues*	22,894				22,894	17,409	21,849	21,624	23,397	84,279
Equity in earnings of affiliates	365				365	333	435	391	255	1,414
Net gain on dispositions	1				1	—	6	3	1	10
Other income	452				452	18	17	24	15	74
Total Revenues and Other Income	23,712				23,712	17,760	22,307	22,042	23,668	85,777

Costs and Expenses
Purchased crude oil and products	17,679				17,679	11,930	16,198	15,961	18,379	62,468
Operating expenses	1,270				1,270	1,023	994	1,061	1,197	4,275
Selling, general and administrative expenses	384				384	386	421	411	420	1,638
Depreciation and amortization	315				315	280	290	293	305	1,168
Impairments	2				2	—	2	2	1	5
Taxes other than income taxes*	3,156				3,156	3,461	3,594	3,424	3,209	13,688
Accretion on discounted liabilities	5				5	5	5	5	6	21
Interest and debt expense	105				105	86	83	81	88	338
Foreign currency transaction gains	(1)				(1)	(7)	—	(9)	1	(15)
Total Costs and Expenses	22,915				22,915	17,164	21,587	21,229	23,606	83,586
Income before income taxes	797				797	596	720	813	62	2,191
Provision for income taxes	234				234	198	204	277	(132)	547
Net Income	563				563	398	516	536	194	1,644
Less: net income attributable to noncontrolling interests	28				28	13	20	25	31	89
Net Income Attributable to Phillips 66	535				535	385	496	511	163	1,555
* Includes excise taxes on petroleum products sales:	3,036				3,036	3,360	3,508	3,357	3,156	13,381

Net Income Attributable to Phillips 66 Per Share of Common Stock (dollars)
Basic	1.02				1.02	0.72	0.94	0.97	0.31	2.94
Diluted	1.02				1.02	0.72	0.93	0.96	0.31	2.92

Average Common Shares Outstanding (in thousands)
Basic	521,647				521,647	531,739	528,247	525,991	524,200	527,531
Diluted	524,520				524,520	534,709	531,060	528,798	526,279	530,066

SUMMARY OF INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66 BY SEGMENT

	Millions of Dollars
	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	77				77	65	39	75	(1)	178
Chemicals	181				181	156	190	101	136	583
Refining	259				259	86	149	177	(38)	374
Marketing and Specialties	141				141	205	229	267	190	891
Corporate and Other	(123)				(123)	(127)	(111)	(109)	(124)	(471)
Consolidated	535				535	385	496	511	163	1,555

SUMMARY OF INCOME (LOSS) BEFORE TAXES BY SEGMENT

	Millions of Dollars
	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	153				153	121	84	141	56	402
Chemicals	251				251	228	264	176	171	839
Refining	390				390	127	207	274	(172)	436
Marketing and Specialties	208				208	315	345	400	201	1,261
Corporate and Other	(205)				(205)	(195)	(180)	(178)	(194)	(747)
Consolidated	797				797	596	720	813	62	2,191

EFFECTIVE TAX RATES

	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	26.8%				26.8%	33.9%	26.2%	27.0%	37.5%	30.3%
Chemicals	27.9%				27.9%	31.6%	28.0%	42.6%	20.5%	30.5%
Refining	33.6%				33.6%	32.3%	28.0%	35.4%	77.9%	14.2%
Marketing and Specialties	32.2%				32.2%	34.9%	33.6%	33.3%	5.5%	29.3%
Corporate and Other	36.6%				36.6%	33.8%	36.7%	37.1%	33.5%	35.2%
Consolidated	29.4%				29.4%	33.2%	28.3%	34.1%	(212.9)%	25.0%

SUMMARY OF ADJUSTED NET INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66 BY SEGMENT

	Millions of Dollars
	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	56				56	72	65	63	44	244
NGL	4				4	(11)	(17)	3	(5)	(30)
DCP Midstream	17				17	(21)	(9)	9	(6)	(27)
Total Midstream	77				77	40	39	75	33	187
Chemicals	201				201	156	190	190	124	660
Refining
Atlantic Basin/Europe	(50)				(50)	4	35	5	98	142
Gulf Coast	67				67	68	5	(13)	(51)	9
Central Corridor	62				62	20	55	142	19	236
West Coast	(81)				(81)	(6)	57	—	(161)	(110)
Total Refining	(2)				(2)	86	152	134	(95)	277
Marketing and Specialties
Marketing and Other	124				124	162	199	228	114	703
Specialties	17				17	43	30	39	26	138
Total Marketing and Specialties	141				141	205	229	267	140	841
Corporate and Other	(123)				(123)	(127)	(111)	(110)	(119)	(467)
Consolidated	294				294	360	499	556	83	1,498

SPECIAL ITEMS INCLUDED IN NET INCOME ATTRIBUTABLE TO PHILLIPS 66
(AFTER-TAX)

	Millions of Dollars
	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Pending claims and settlements	—				—	29	—	—	—	29
Impairments by equity affiliates	—				—	(4)	—	—	—	(4)
Certain tax impacts	—				—	—	—	—	(13)	(13)
Equity affiliate ownership restructuring	—				—	—	—	—	(21)	(21)
Total Midstream	—				—	25	—	—	(34)	(9)

Chemicals
Impairments by equity affiliates	(20)				(20)	—	—	(89)	—	(89)
Certain tax impacts	—				—	—	—	—	12	12
Total Chemicals	(20)				(20)	—	—	(89)	12	(77)

Refining
Pending claims and settlements	—				—	—	—	43	—	43
Certain tax impacts	—				—	—	16	—	82	98
Gain on consolidation of business	261				261	—	—	—	—	—
Recognition of deferred logistics commitments	—				—	—	(19)	—	—	(19)
Railcar lease residual value deficiencies and related costs	—				—	—	—	—	(25)	(25)
Total Refining	261				261	—	(3)	43	57	97

Marketing and Specialties
Certain tax impacts	—				—	—	—	—	50	50
Total Marketing and Specialties	—				—	—	—	—	50	50

Corporate and Other
Pending claims and settlements	—				—	—	—	1	—	1
Certain tax impacts	—				—	—	—	—	(5)	(5)
Total Corporate and Other	—				—	—	—	1	(5)	(4)

Total Phillips 66	241				241	25	(3)	(45)	80	57

By Business Lines/Regions
Midstream
Transportation	—				—	—	—	—	2	2
NGL	—				—	—	—	—	(5)	(5)
DCP Midstream	—				—	25	—	—	(31)	(6)
Total Midstream	—				—	25	—	—	(34)	(9)

Refining
Atlantic Basin/Europe	—				—	—	(3)	—	65	62
Gulf Coast	261				261	—	—	43	—	43
Central Corridor	—				—	—	—	—	(2)	(2)
West Coast	—				—	—	—	—	(6)	(6)
Total Refining	261				261	—	(3)	43	57	97

Marketing and Specialties
Marketing and Other	—				—	—	—	—	44	44
Specialties	—				—	—	—	—	6	6
Total Marketing and Specialties	—				—	—	—	—	50	50

SPECIAL ITEMS INCLUDED IN INCOME BEFORE TAXES
(PRETAX)

	Millions of Dollars
	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Pending claims and settlements	—				—	45	—	—	—	45
Impairments by equity affiliates	—				—	(6)	—	—	—	(6)
Equity affiliate ownership restructuring	—				—	—	—	—	(33)	(33)
Total Midstream	—				—	39	—	—	(33)	6

Chemicals
Impairments by equity affiliates	(33)				(33)	—	—	(89)	—	(89)
Total Chemicals	(33)				(33)	—	—	(89)	—	(89)

Refining
Pending claims and settlements	—				—	—	—	70	—	70
Certain tax impacts	—				—	—	—	—	32	32
Gain on consolidation of business	423				423	—	—	—	—	—
Recognition of deferred logistics commitments	—				—	—	(30)	—	—	(30)
Railcar lease residual value deficiencies and related costs	—				—	—	—	—	(40)	(40)
Total Refining	423				423	—	(30)	70	(8)	32

Marketing and Specialties	—				—	—	—	—	—	—

Corporate and Other
Pending claims and settlements	—				—	—	—	2	—	2
Total Corporate and Other	—				—	—	—	2	—	2

Total Phillips 66	390				390	39	(30)	(17)	(41)	(49)

By Business Lines/Regions
Midstream
Transportation	—				—	—	—	—	—	—
NGL	—				—	—	—	—	—	—
DCP Midstream	—				—	39	—	—	(33)	6
Total Midstream	—				—	39	—	—	(33)	6

Refining
Atlantic Basin/Europe	—				—	—	(30)	—	27	(3)
Gulf Coast	423				423	—	—	70	(16)	54
Central Corridor	—				—	—	—	—	(11)	(11)
West Coast	—				—	—	—	—	(8)	(8)
Total Refining	423				423	—	(30)	70	(8)	32

Marketing and Specialties
Marketing and Other	—				—	—	—	—	—	—
Specialties	—				—	—	—	—	—	—
Total Marketing and Specialties	—				—	—	—	—	—	—

CASH FLOW INFORMATION

	Millions of Dollars
	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Cash Flows From Operating Activities
Net income	563				563	398	516	536	194	1,644
Depreciation and amortization	315				315	280	290	293	305	1,168
Impairments	2				2	—	2	2	1	5
Accretion on discounted liabilities	5				5	5	5	5	6	21
Deferred taxes	493				493	154	37	276	145	612
Undistributed equity earnings	(212)				(212)	(166)	(349)	(257)	(43)	(815)
Net gain on dispositions	(1)				(1)	—	(6)	(3)	(1)	(10)
Gain on consolidation of business	(423)				(423)	—	—	—	—	—
Other	6				6	51	65	(308)	29	(163)
Net working capital changes	(1,297)				(1,297)	(464)	595	339	31	501
Net Cash Provided by (Used in) Operating Activities	(549)				(549)	258	1,155	883	667	2,963

Cash Flows From Investing Activities
Capital expenditures and investments	(470)				(470)	(750)	(620)	(661)	(813)	(2,844)
Proceeds from asset dispositions*	9				9	5	10	144	(3)	156
Advances/loans—related parties	—				—	(75)	(107)	(84)	(166)	(432)
Collection of advances/loans—related parties	325				325	—	—	107	1	108
Restricted cash received from consolidation of business	318				318	—	—	—	—	—
Other	(24)				(24)	(42)	(33)	(57)	(14)	(146)
Net Cash Provided by (Used in) Investing Activities	158				158	(862)	(750)	(551)	(995)	(3,158)

Cash Flows From Financing Activities
Issuance of debt	712				712	50	100	250	1,690	2,090
Repayment of debt	(773)				(773)	(100)	(66)	(252)	(415)	(833)
Issuance of common stock**	4				4	4	5	5	20	34
Repurchase of common stock	(285)				(285)	(391)	(242)	(179)	(230)	(1,042)
Dividends paid on common stock	(326)				(326)	(296)	(329)	(329)	(328)	(1,282)
Distributions to noncontrolling interests	(24)				(24)	(11)	(17)	(17)	(30)	(75)
Net proceeds from issuance of Phillips 66 Partners LP common units	40				40	—	669	303	—	972
Other**	(34)				(34)	(39)	12	(11)	(4)	(42)
Net Cash Used in Financing Activities	(686)				(686)	(783)	132	(230)	703	(178)

Effect of Exchange Rate Changes on Cash, Cash Equivalents and Restricted Cash	2				2	36	(28)	3	(1)	10

Net Change in Cash, Cash Equivalents and Restricted Cash	(1,075)				(1,075)	(1,351)	509	105	374	(363)
Cash, cash equivalents and restricted cash at beginning of period	2,711				2,711	3,074	1,723	2,232	2,337	3,074
Cash, Cash Equivalents and Restricted Cash at End of Period	1,636				1,636	1,723	2,232	2,337	2,711	2,711
* Includes return of investments in equity affiliates and working capital true-ups on dispositions.
** Prior periods recasted to conform to the current year presentation.

CAPITAL PROGRAM

	Millions of Dollars
	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Consolidated Capital Expenditures and Investments
Midstream	182				182	446	284	315	408	1,453
Chemicals	—				—	—	—	—	—	—
Refining	259				259	261	277	289	322	1,149
Marketing and Specialties	15				15	15	22	26	35	98
Corporate and Other	14				14	28	37	31	48	144
Total Consolidated	470				470	750	620	661	813	2,844

Proportional Share of Select Equity Affiliates Capital Expenditures and Investments*
DCP Midstream (Midstream)	44				44	35	20	21	23	99
CPChem (Chemicals)	256				256	247	294	205	241	987
WRB Refining (Refining)	42				42	37	43	36	48	164
Select Equity Affiliates	342				342	319	357	262	312	1,250

Total Capital Program*
Midstream	226				226	481	304	336	431	1,552
Chemicals	256				256	247	294	205	241	987
Refining	301				301	298	320	325	370	1,313
Marketing and Specialties	15				15	15	22	26	35	98
Corporate and Other	14				14	28	37	31	48	144
Total Capital Program	812				812	1,069	977	923	1,125	4,094
* Includes Phillips 66’s portion of self-funded capital spending by DCP Midstream, LLC (DCP Midstream), Chevron Phillips Chemical Company LLC (CPChem)
and WRB Refining LP.

MIDSTREAM

	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream Net Income (Loss) Attributable to Phillips 66 ($ Millions)
Transportation	56				56	72	65	63	46	246
NGL	4				4	(11)	(17)	3	(10)	(35)
DCP Midstream	17				17	4	(9)	9	(37)	(33)
Midstream Net Income (Loss) Attributable to Phillips 66	77				77	65	39	75	(1)	178

Midstream Income (Loss) before Income Taxes ($ Millions)
Transportation	107				107	123	116	112	90	441
NGL	19				19	(9)	(18)	15	7	(5)
DCP Midstream	27				27	7	(14)	14	(41)	(34)
Midstream Income (Loss) before Income Taxes	153				153	121	84	141	56	402

Midstream Adjusted EBITDA ($ Millions)
Transportation and NGL	149				149	144	120	148	115	527
DCP Midstream	71				71	44	64	97	69	274
Midstream Adjusted EBITDA	220				220	188	184	245	184	801

Depreciation and Amortization ($ Millions)
Transportation	33				33	30	32	36	33	131
NGL	35				35	18	18	20	28	84
DCP Midstream	—				—	—	—	—	—	—
Total	68				68	48	50	56	61	215

Operating and SG&A Expense ($ Millions)
Transportation	161				161	122	136	145	153	556
NGL	57				57	45	45	38	49	177
DCP Midstream	—				—	(1)	—	(1)	(1)	(3)
Total	218				218	166	181	182	201	730

Transportation Volumes (MB/D)
Pipelines*	3,469				3,469	3,488	3,638	3,495	3,424	3,511
Terminals**	2,395				2,395	2,209	2,442	2,417	2,619	2,422
* Pipelines represent the sum of volumes transported through each separately tariffed pipeline segment, including our share of equity volumes in Yellowstone and Lake Charles pipelines.
** Terminals include Bayway and Ferndale crude oil rail rack volumes.

PSX Other Volumes
NGL Fractionated (MB/D)*	175				175	161	174	173	172	170
* Excludes DCP Midstream.

100% DCP Midstream Results
Net Income Attributable, excludes parent company income tax related to DCP's earnings ($ Millions)*	53				53	24	(29)	25	(83)	(63)

Depreciation and Amortization ($ Millions)	94				94	95	95	94	94	378

Operating and SG&A Expense ($ Millions)	240				240	245	241	204	281	971

Net Interest Expense ($ Millions)*	76				76	79	79	78	86	322
* Net of interest income.

Capital Expenditures and Investments ($ Millions)	87				87	69	41	41	46	197

Selected DCP Operating Statistics
Total Throughput (TBtu/D)	5.7				5.7	6.9	6.7	6.4	6.1	7.1
NGL Production (MB/D)	341				341	382	416	403	371	393

Weighted Average NGL Price*
DCP Midstream ($/BBL)	25.31				25.31	15.34	19.26	18.98	23.19	19.19
DCP Midstream ($/gal)	0.60				0.60	0.37	0.46	0.45	0.55	0.46
* Based on index prices from the Mont Belvieu and Conway market hubs that are weighted by NGL component and location mix.

MLP Distributions ($ Millions)*
GP Distribution from PSXP to Phillips 66	32				32	16	21	26	28	91
LP Distribution from PSXP to Phillips 66	37				37	28	30	34	36	128
GP Distribution from DCP Midstream, LP to DCP Midstream***	**				—	31	31	31	31	124
LP Distribution from DCP Midstream, LP to DCP Midstream***	**				—	19	19	19	19	76
* Cash distributions declared attributable to general partner interest, common unit ownership and incentive distribution rights. These distributions are eliminated in the respective sponsors consolidated financial statements.
** Pending DCP Midstream release.
*** Represents 100 percent of DCP Midstream's distributions from DCP Midstream, LP (formerly DCP Midstream Partners, LP).

CHEMICALS

	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Chemicals Net Income Attributable to Phillips 66 ($ Millions)	181				181	156	190	101	136	583

Chemicals Adjusted EBITDA ($ Millions)	374				374	319	363	356	260	1,298

100% CPChem Results
Net Income (Loss), excludes parent company income tax related to CPChem's earnings ($ Millions)
Olefins and Polyolefins	461				461	422	478	460	290	1,650
Specialties, Aromatics and Styrenics	53				53	49	64	(90)	63	86
Corporate and Other	(11)				(11)	(12)	(13)	(15)	(9)	(49)
Total	503				503	459	529	355	344	1,687

Income (Loss) before Income Taxes ($ Millions)
Olefins and Polyolefins	470				470	432	493	471	291	1,687
Specialties, Aromatics and Styrenics	62				62	56	72	(86)	71	113
Corporate and Other	(11)				(11)	(12)	(13)	(13)	(9)	(47)
Total	521				521	476	552	372	353	1,753

Depreciation and Amortization ($ Millions)	73				73	77	77	79	83	316

Net Interest Expense ($ Millions)*	(1)				(1)	—	—	(1)	—	(1)
* Net of interest income.

Investing Cash Flows ($ Millions)
Capital Expenditures and Investments	512				512	493	588	411	482	1,974
Advances to Equity Companies	6				6	14	23	10	6	53
Advance Repayments from Equity Companies	(7)				(7)	—	(6)	(26)	(31)	(63)

Externally Marketed Sales Volumes (MM Lbs)*
Olefins and Polyolefins	4,016				4,016	4,002	4,139	4,155	3,715	16,011
Specialties, Aromatics and Styrenics	1,206				1,206	1,254	1,212	1,284	1,161	4,911
Total	5,222				5,222	5,256	5,351	5,439	4,876	20,922
* Represents 100 percent of CPChem's outside sales of produced petrochemical products, as well as commission sales from equity affiliates.

Olefins and Polyolefins Capacity Utilization (%)*	89%				89%	94%	92%	93%	86%	91%
* Revised to exclude polyethylene pipe operations.

Market Indicators*
U.S. Industry Prices
Ethylene, Average Acquisition Contract (cents/lb)	31.87				31.87	23.95	27.99	33.11	30.11	28.79
HDPE Blow Molding, Domestic Spot (cents/lb)	55.83				55.83	47.42	52.58	54.17	54.67	52.21

U.S. Industry Costs
Ethylene, Cash Cost Weighted Average Feed (cents/lb)	11.80				11.80	9.80	12.04	10.59	14.31	11.69
HDPE Blow Molding, Total Cash Cost (cents/lb)	44.90				44.90	36.50	40.60	45.95	42.96	41.50

Ethylene to High-Density Polyethylene Chain Cash Margin (cents/lb)	31.00				31.00	25.07	27.93	30.74	27.51	27.81
* Source: IHS, Inc.

REFINING

	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Refining Net Income (Loss) Attributable to Phillips 66 ($ Millions)
Atlantic Basin/Europe	(50)				(50)	4	32	5	163	204
Gulf Coast	328				328	68	5	30	(51)	52
Central Corridor	62				62	20	55	142	17	234
West Coast	(81)				(81)	(6)	57	—	(167)	(116)
Refining Net Income (Loss) Attributable to Phillips 66	259				259	86	149	177	(38)	374

Refining Income (Loss) before Income Taxes ($ Millions)
Atlantic Basin/Europe	(98)				(98)	3	14	4	166	187
Gulf Coast	521				521	107	7	51	(95)	70
Central Corridor	97				97	32	96	220	19	367
West Coast	(130)				(130)	(15)	90	(1)	(262)	(188)
Refining Income (Loss) before Income Taxes	390				390	127	207	274	(172)	436

Refining Adjusted EBITDA ($ Millions)	231				231	376	497	457	100	1,430

Realized Refining Margins ($/BBL)*
Atlantic Basin/Europe	6.29				6.29	5.79	6.15	5.04	8.19	6.26
Gulf Coast	8.03				8.03	6.76	5.18	5.47	4.61	5.49
Central Corridor	10.54				10.54	7.41	8.65	11.18	7.50	8.70
West Coast	9.95				9.95	9.70	10.94	9.07	6.30	9.15
Worldwide	8.55				8.55	7.11	7.13	7.23	6.47	6.99
* Based on total processed inputs and includes proportional share of refining margins contributed by certain equity affiliates. Realized margin excludes special items.

Depreciation and Amortization ($ Millions)*
Atlantic Basin/Europe	49				49	47	54	46	52	199
Gulf Coast	65				65	57	58	58	61	234
Central Corridor	27				27	26	26	26	28	106
West Coast	58				58	56	58	58	58	230
Total	199				199	186	196	188	199	769
* Excludes D&A of all equity affiliates.

Operating and SG&A Expense ($ Millions)*
Atlantic Basin/Europe	271				271	236	223	215	207	881
Gulf Coast	350				350	286	311	344	344	1,285
Central Corridor	144				144	114	119	126	137	496
West Coast	324				324	250	202	233	343	1,028
Total	1,089				1,089	886	855	918	1,031	3,690
* Excludes Operating and SG&A Expense of all equity affiliates.

Turnaround Expense ($ Millions), included in
Operating and SG&A Expense*
Atlantic Basin/Europe	83				83	26	10	17	20	73
Gulf Coast	72				72	23	26	55	51	155
Central Corridor	27				27	10	17	18	15	60
West Coast	117				117	56	16	27	119	218
Total	299				299	115	69	117	205	506
* Excludes Turnaround Expense of all equity affiliates.

Taxes Other than Income Taxes, excluding Excise Taxes ($ Millions)
Atlantic Basin/Europe	16				16	17	15	13	13	58
Gulf Coast	27				27	23	21	12	17	73
Central Corridor	14				14	13	12	7	10	42
West Coast	20				20	22	20	21	19	82
Total	77				77	75	68	53	59	255

Foreign Currency Gains (Losses) After-Tax ($ Millions)	—				—	5	—	5	—	10

Refining—Equity Affiliate Information ($ Millions)
Equity in earnings of affiliates	(6)				(6)	(9)	80	68	24	163
Less: Share of equity affiliate gross margin included in Realized Refining Margin and other equity-affiliate-related costs*	239				239	(146)	(229)	(145)	(165)	(685)
Equity-affiliate-related expenses not included in Realized Refining Margins	233				233	(155)	(149)	(77)	(141)	(522)
Regional Totals
Atlantic Basin/Europe	(17)				(17)	(18)	(17)	(16)	(12)	(63)
Gulf Coast	428				428	14	17	77	15	123
Central Corridor	(178)				(178)	(151)	(149)	(138)	(144)	(582)
Total	233				233	(155)	(149)	(77)	(141)	(522)
* Other costs associated with equity affiliates which do not flow through equity earnings.

REFINING (continued)

	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Atlantic Basin/Europe*
Crude Oil Charge Input (MB/D)	366				366	577	594	573	529	568
Total Charge Input (MB/D)	446				446	607	626	607	570	602
Crude Oil Capacity Utilization (%)	70%				70%	98%	101%	100%	102%	100%
Clean Product Yield (%)	88%				88%	83%	84%	85%	89%	85%
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Crude Oil Charge Input (MB/D)	668				668	679	738	701	701	704
Total Charge Input (MB/D)	743				743	748	807	770	775	775
Crude Oil Capacity Utilization (%)	90%				90%	91%	99%	94%	94%	95%
Clean Product Yield (%)	80%				80%	79%	80%	81%	82%	80%

Central Corridor*
Crude Oil Charge Input (MB/D)	470				470	472	500	487	479	485
Total Charge Input (MB/D)	488				488	491	514	505	498	502
Crude Oil Capacity Utilization (%)	95%				95%	96%	101%	99%	97%	98%
Clean Product Yield (%)	90%				90%	88%	89%	86%	89%	88%
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Crude Oil Charge Input (MB/D)	279				279	323	348	344	257	318
Total Charge Input (MB/D)	304				304	351	370	372	287	345
Crude Oil Capacity Utilization (%)	78%				78%	90%	97%	96%	71%	88%
Clean Product Yield (%)	87%				87%	81%	87%	88%	86%	85%

Worldwide—Including Proportionate Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	1,783				1,783	2,051	2,180	2,105	1,966	2,075
Total Charge Input (MB/D)	1,981				1,981	2,197	2,317	2,254	2,130	2,224
Crude Oil Capacity Utilization (%)	84%				84%	94%	100%	97%	93%	96%
Clean Product Yield (%)	85%				85%	82%	84%	84%	86%	84%

Refined Products Production (MB/D)
Atlantic Basin/Europe*
Gasoline	213				213	249	256	252	250	252
Distillates	163				163	241	250	246	239	244
Other	81				81	121	123	113	89	111
Total	457				457	611	629	611	578	607
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Gasoline	296				296	286	321	309	321	309
Distillates	275				275	277	306	291	293	292
Other	178				178	192	190	176	169	182
Total	749				749	755	817	776	783	783

Central Corridor*
Gasoline	253				253	254	270	250	260	258
Distillates	181				181	175	185	183	183	181
Other	59				59	65	65	77	59	67
Total	493				493	494	520	510	502	506
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Gasoline	154				154	161	185	189	142	169
Distillates	110				110	123	137	137	105	126
Other	41				41	66	49	48	38	50
Total	305				305	350	371	374	285	345

Worldwide—Including Proportionate Share of Equity Affiliates
Gasoline	916				916	950	1,032	1,000	973	988
Distillates	729				729	816	878	857	820	843
Other	359				359	444	427	414	355	410
Total	2,004				2,004	2,210	2,337	2,271	2,148	2,241

REFINING (continued)

	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Market Indicators
Crude and Crude Differentials ($/BBL)
WTI	51.83				51.83	33.27	45.48	44.88	49.18	43.20
Brent	53.78				53.78	33.89	45.57	45.85	49.46	43.69
LLS	53.51				53.51	35.14	47.34	46.53	50.54	44.88
ANS	53.83				53.83	34.46	45.72	44.78	50.14	43.77
WTI less Maya	7.10				7.10	7.21	7.70	5.86	6.38	6.79
WTI less WCS	13.79				13.79	13.63	12.92	14.22	15.02	13.95

Natural Gas ($/MMBtu)
Henry Hub	3.00				3.00	1.98	2.10	2.85	2.99	2.48

Product Margins ($/BBL)
Atlantic Basin/Europe
East Coast Gasoline less Brent	9.46				9.46	11.54	17.92	13.37	13.44	14.07
East Coast Distillate less Brent	12.93				12.93	10.79	12.54	12.59	15.67	12.89
Gulf Coast
Gulf Coast Gasoline less LLS	9.92				9.92	7.81	11.05	10.17	8.58	9.40
Gulf Coast Distillate less LLS	12.26				12.26	7.92	9.07	11.01	13.39	10.35
Central Corridor
Central Gasoline less WTI	12.77				12.77	10.24	13.67	14.16	9.40	11.87
Central Distillate less WTI	14.00				14.00	11.08	11.75	15.38	14.03	13.06
West Coast
West Coast Gasoline less ANS	17.28				17.28	17.66	20.15	16.08	13.26	16.79
West Coast Distillate less ANS	14.84				14.84	11.19	14.70	14.82	17.34	14.51

Worldwide Market Crack Spread ($/BBL)*	12.24				12.24	10.64	13.84	12.96	12.10	12.39
* Weighted average based on Phillips 66 crude capacity.

MARKETING AND SPECIALTIES

	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Marketing and Specialties Net Income Attributable to Phillips 66 ($ Millions)
Marketing and Other	124				124	162	199	228	158	747
Specialties	17				17	43	30	39	32	144
Marketing and Specialties Net Income Attributable to Phillips 66	141				141	205	229	267	190	891

Marketing and Specialties Income before Income Taxes ($ Millions)
Marketing and Other	181				181	246	298	339	161	1,044
Specialties	27				27	69	47	61	40	217
Marketing and Specialties Income before Income Taxes	208				208	315	345	400	201	1,261

Marketing and Specialties Adjusted EBITDA ($ Millions)	235				235	340	372	429	227	1,368

Realized Marketing Fuel Margin ($/BBL)*
U.S.	1.33				1.33	1.83	1.79	1.88	1.10	1.64
International	3.70				3.70	3.16	4.16	5.19	3.68	4.05
* On third-party petroleum products sales.

Realized Margins not included in Marketing Fuel Margin ($ Millions)*
Marketing and Other	133				133	123	147	143	129	542
Specialties	72				72	112	92	104	88	396
Total	205				205	235	239	247	217	938
* Excludes Gain on Dispositions and Excise Tax Income.

Depreciation and Amortization ($ Millions)
Marketing and Other	22				22	20	22	24	21	87
Specialties	5				5	5	5	5	5	20
Total	27				27	25	27	29	26	107

Operating and SG&A Expense ($ Millions)
Marketing and Other	245				245	244	271	261	262	1,038
Specialties	38				38	35	38	38	41	152
Total	283				283	279	309	299	303	1,190

Marketing Petroleum Products Sales (MB/D)
U.S. Marketing
Gasoline	1,105				1,105	1,086	1,171	1,158	1,183	1,150
Distillates	818				818	706	782	780	773	760
Other	—				—	—	1	—	—	—
Total	1,923				1,923	1,792	1,954	1,938	1,956	1,910

International Marketing
Gasoline	82				82	90	90	89	82	88
Distillates	168				168	197	193	189	168	187
Other	15				15	15	18	17	17	16
Total	265				265	302	301	295	267	291

Worldwide Marketing
Gasoline	1,187				1,187	1,176	1,261	1,247	1,265	1,238
Distillates	986				986	903	975	969	941	947
Other	15				15	15	19	17	17	16
Total	2,188				2,188	2,094	2,255	2,233	2,223	2,201

Foreign Currency Gains (Losses) After-Tax ($ Millions)	1				1	(1)	1	—	(1)	(1)

CORPORATE AND OTHER

	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Corporate and Other Net Income (Loss) Attributable to Phillips 66 ($ Millions)	(123)				(123)	(127)	(111)	(109)	(124)	(471)

Detail of Net Income (Loss) Attributable to Phillips 66 ($ Millions)
Net interest expense	(65)				(65)	(54)	(52)	(49)	(55)	(210)
Corporate overhead	(39)				(39)	(42)	(40)	(39)	(40)	(161)
Technology	(15)				(15)	(14)	(14)	(15)	(15)	(58)
Other	(4)				(4)	(17)	(5)	(6)	(14)	(42)
Total	(123)				(123)	(127)	(111)	(109)	(124)	(471)

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(114)				(114)	(105)	(104)	(103)	(107)	(419)
Capitalized interest	9				9	19	21	22	19	81
Interest revenue	5				5	4	3	7	4	18
Premium on early debt retirement	—				—	(1)	—	—	—	(1)
Total	(100)				(100)	(83)	(80)	(74)	(84)	(321)

Foreign Currency Gains (Losses) After-Tax ($ Millions)	—				—	1	—	—	1	2

Phillips 66 Total Company Debt
Total Debt ($ Millions)	10,210				10,210	8,835	8,862	8,858	10,138	10,138
Debt-to-Capital Ratio (%)	30%				30%	27%	27%	27%	30%	30%

Total Equity ($ Millions)	23,725				23,725	23,643	24,066	24,311	23,725	23,725

NON-GAAP FINANCIAL MEASURES RECONCILIATION

	Millions of Dollars
	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Midstream Net Income to Adjusted EBITDA
Midstream net income	112				112	80	62	103	35	280
Plus:
Provision for income taxes	41				41	41	22	38	21	122
Interest revenue	(1)				(1)	—	—	—	—	—
Depreciation and amortization	68				68	48	50	56	61	215
Midstream EBITDA	220				220	169	134	197	117	617

Adjustments (pretax):
EBITDA attributable to Phillips 66 noncontrolling interests	(44)				(44)	(18)	(28)	(35)	(43)	(124)
Proportional share of selected equity affiliates income taxes	—				—	1	1	—	—	2
Proportional share of selected equity affiliates net interest	17				17	32	33	32	32	129
Proportional share of selected equity affiliates depreciation and amortization	27				27	43	44	51	45	183
Pending claims and settlements	—				—	(45)	—	—	—	(45)
Impairments by equity affiliates	—				—	6	—	—	—	6
Equity affiliate ownership restructuring	—				—	—	—	—	33	33
Midstream Adjusted EBITDA*	220				220	188	184	245	184	801
* Proportional share of selected equity affiliates is net of noncontrolling interests.

Midstream Adjusted EBITDA by Business Line
Transportation and NGL
Transportation and NGL net income	95				95	76	71	94	72	313
Plus:
Provision for income taxes	31				31	38	27	33	25	123
Interest revenue	(1)				(1)	—	—	—	—	—
Depreciation and amortization	68				68	48	50	56	61	215
Transportation and NGL EBITDA	193				193	162	148	183	158	651

Adjustments (pretax):
EBITDA attributable to Phillips 66 noncontrolling interests	(44)				(44)	(18)	(28)	(35)	(43)	(124)
Transportation and NGL Adjusted EBITDA	149				149	144	120	148	115	527

DCP Midstream
DCP Midstream net income	17				17	4	(9)	9	(37)	(33)
Plus:
Provision for income taxes	10				10	3	(5)	5	(4)	(1)
DCP Midstream EBITDA	27				27	7	(14)	14	(41)	(34)

Adjustments (pretax):
Proportional share of selected equity affiliates income taxes	—				—	1	1	—	—	2
Proportional share of selected equity affiliates net interest	17				17	32	33	32	32	129
Proportional share of selected equity affiliates depreciation and amortization	27				27	43	44	51	45	183
Pending claims and settlements	—				—	(45)	—	—	—	(45)
Impairments by equity affiliates	—				—	6	—	—	—	6
Equity affiliate ownership restructuring	—				—	—	—	—	33	33
DCP Midstream Adjusted EBITDA*	71				71	44	64	97	69	274
* Proportional share of selected equity affiliates is net of noncontrolling interests.

Reconciliation of Chemicals Net Income to Adjusted EBITDA
Chemicals net income	181				181	156	190	101	136	583
Plus:
Provision for income taxes	70				70	72	74	75	35	256
Chemicals EBITDA	251				251	228	264	176	171	839

Adjustments (pretax):
Proportional share of selected equity affiliates income taxes	20				20	18	26	20	13	77
Proportional share of selected equity affiliates net interest	1				1	2	3	1	2	8
Proportional share of selected equity affiliates depreciation and amortization	69				69	71	70	70	74	285
Impairments by equity affiliates	33				33	—	—	89	—	89
Chemicals Adjusted EBITDA	374				374	319	363	356	260	1,298

Reconciliation of Refining Net Income to Adjusted EBITDA
Refining net income	259				259	86	149	177	(38)	374
Plus:
Provision for income taxes	131				131	41	58	97	(134)	62
Depreciation and amortization	199				199	186	196	188	199	769
Refining EBITDA	589				589	313	403	462	27	1,205

Adjustments (pretax):
Proportional share of selected equity affiliates income taxes	—				—	—	—	—	—	—
Proportional share of selected equity affiliates net interest	—				—	—	—	—	—	—
Proportional share of selected equity affiliates depreciation and amortization	65				65	63	64	65	65	257
Pending claims and settlements	—				—	—	—	(70)	—	(70)
Certain tax impacts	—				—	—	—	—	(32)	(32)
Gain on consolidation of business	(423)				(423)	—	—	—	—	—
Recognition of deferred logistics commitments	—				—	—	30	—	—	30
Railcar lease residual value deficiencies and related costs	—				—	—	—	—	40	40
Refining Adjusted EBITDA	231				231	376	497	457	100	1,430

Reconciliation of Marketing and Specialties Net Income to Adjusted EBITDA
Marketing and Specialties net income	141				141	205	229	267	190	891
Plus:
Provision for income taxes	67				67	110	116	133	11	370
Depreciation and amortization	27				27	25	27	29	26	107
Marketing and Specialties EBITDA	235				235	340	372	429	227	1,368

Adjustments (pretax):
None	—				—	—	—	—	—	—
Marketing and Specialties Adjusted EBITDA	235				235	340	372	429	227	1,368

Reconciliation of Phillips 66 Net Income to Adjusted EBITDA
Net income	563				563	398	516	536	194	1,644
Plus:
Provision for income taxes	234				234	198	204	277	(132)	547
Net interest expense	99				99	83	80	74	84	321
Depreciation and amortization	315				315	280	290	293	305	1,168
Phillips 66 EBITDA	1,211				1,211	959	1,090	1,180	451	3,680

Adjustments (pretax):
EBITDA attributable to Phillips 66 noncontrolling interests	(44)				(44)	(18)	(28)	(35)	(43)	(124)
Proportional share of selected equity affiliates income taxes	20				20	19	27	20	13	79
Proportional share of selected equity affiliates net interest	18				18	34	36	33	34	137
Proportional share of selected equity affiliates depreciation and amortization	161				161	177	178	186	184	725
Impairments by equity affiliates	33				33	6	—	89	—	95
Pending claims and settlements	—				—	(45)	—	(70)	—	(115)
Certain tax impacts	—				—	—	—	—	(32)	(32)
Gain on consolidation of business	(423)				(423)	—	—	—	—	—
Equity affiliate ownership restructuring	—				—	—	—	—	33	33
Recognition of deferred logistics commitments	—				—	—	30	—	—	30
Railcar lease residual value deficiencies and related costs	—				—	—	—	—	40	40
Phillips 66 Adjusted EBITDA	976				976	1,132	1,333	1,403	680	4,548

Use of Non-GAAP Financial Information—This earnings release supplemental data includes the terms EBITDA and adjusted EBITDA. These are non-GAAP financial measures. EBITDA and adjusted EBITDA are included to help facilitate comparisons of operating performance across periods, to help facilitate comparisons with other companies in our industry and to help facilitate determination of enterprise value. The GAAP measure most directly comparable to EBITDA and adjusted EBITDA is net income.